UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2006

KNBT Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania		18017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-861-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On February 28, 2006, KNBT Bancorp, Inc. ("KNBT") issued a press release announcing that Keystone Nazareth Bank & Trust Company (the "Bank"), KNBT's wholly owned subsidiary, acquired Paragon Group, Inc., the parent holding company for The Trust Company of Lehigh Valley ("Paragon") a Pennsylvania-chartered non-depository bank located in Allentown, Pennsylvania, following the close of business on February 28, 2006.

For further information, reference is made to the press release dated February 28, 2006 which is included as Exhibit 99.1 to this Current Report on Form 8-K which is incorporated herein by reference.

This press release is being furnished pursuant to this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 8.01 Other Events.

On November 14, 2005, the Bank entered into an employment agreement (the "Agreement") with G. Allen Weiss, President of Paragon to be effective on the date the Articles of Merger were filed with the Secretary of State of the Commonwealth of Pennsylvania in connection with the Bank's acquisition of Paragon, which occurred on February 28, 2006.

The Agreement provides that Mr. Weiss will serve as President of the KNBT Wealth Management Division of the Bank for an initial term of three years (which term will be extended for additional 12 month periods, unless prior notice to the contrary is given). The Agreement provides for an initial base salary of $160,000 and a grant of 10,000 stock options to acquire common stock of KNBT. In addition, pursuant to the Agreement, on February 28, 2006, Mr. Weiss will receive a lump-sum payment in the amount of $240,086 in payment of his agreement to not compete and to not solicit customers and employees during certain specified periods under the Agreement. In the event of a change in control, as defined in the Agreement, Mr. Weiss would receive a lump-sum severance benefit equal to 24 months of his then current base salary.

For additional information, reference is made to the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

10.1 Employment Agreement between Keystone Nazareth Bank & Trust Company and G. Allen Weiss

99.1 Press Release dated February 28, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT Bancorp, Inc.

March 1, 2006	By:	Eugene T. Sobol

Name: Eugene T. Sobol
Title: Senior Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Employoment Agreement between Keystone Nazareth Bank & Trust Company and G. Allen Weiss
99.1	Press Release dated February 28, 2006